Supplement to the
Spartan® Arizona Municipal Funds
October 23, 2000
Prospectus

On January 18, 2001, the Board of Trustees of Spartan Arizona Municipal Income Fund authorized the reduction of the fund's redemption fee period from 180 days to 30 days. Redemptions after January 26, 2001 of shares held less than 30 days will be subject to the same redemption fee of 0.50% of the amount redeemed.

The following information replaces the second and third bullets found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan Arizona Municipal Income Fund on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Arizona personal income taxes.

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for Spartan Arizona Municipal Income only	0.50%
Exchange fee
for Spartan Arizona Municipal Money Market onlyA,B	$5.00
Wire transaction fee
for Spartan Arizona Municipal Money Market onlyA	$5.00
Checkwriting fee, per check written
for Spartan Arizona Municipal Money Market onlyA	$2.00
Account closeout fee
for Spartan Arizona Municipal Money Market onlyA	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

AZI/SPZ-01-02 September 29, 2001
1.713591.106

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan Arizona Municipal Income Fund on page 9.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Arizona personal income taxes. Municipal securities whose interest is exempt from federal and Arizona income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces the information for Spartan Arizona Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 12.

Spartan Arizona Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Arizona personal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is free from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from Arizona personal income tax.

The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling Shares" section on page 17.

Spartan Arizona Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information under the heading "Policies" found in the "Account Features and Policies" section on page 24.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.